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                                                                  EXHIBIT 10.1.4


               FIFTH AMENDMENT TO FINANCING AND SECURITY AGREEMENT


         THIS FIFTH AMENDMENT TO FINANCING AND SECURITY AGREEMENT (this "Agreement") is made as of September 26, 2001, by GLASSTECH, INC., a corporation organized under the laws of Delaware (the "Borrower"), and UPS CAPITAL CORPORATION, a Delaware corporation ("Lender"), as successor-in-interest to BANK OF AMERICA, N.A., a national banking association, formerly "NationsBank, N.A." ("BofA").

                                    RECITALS
                                    --------

         A. The Borrower and BofA entered into a Financing and Security Agreement dated July 2, 1997 (the same, as amended, modified, substituted, extended and renewed from time to time, the "Financing Agreement"). Effective as of August 31, 2001, Lender assumed from BofA all of its right, title and interest in, to and under the Financing Agreement. The Financing Agreement provides for agreements between the Borrower and the Lender with respect to the "Loans" (as defined in the Financing Agreement).

         B. The Borrower has requested that the Lender amend certain financial covenants contained in the Financing Agreement.

         C. The Lender is willing to agree to the Borrower's request on the condition that this Agreement be executed.

                                   AGREEMENTS
                                   ----------

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the Borrower and the Lender agree as follows:

         1. The Borrower and the Lender agree that the Recitals above are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Financing Agreement shall have the same meaning under this Agreement.

         2. The Borrower represents and warrants to the Lender as follows:

                  (a) The Borrower is a corporation duly organized, and validly existing and in good standing under the laws of the state in which it was organized and is duly qualified to do business as a foreign corporation in good standing in every other state wherein the conduct of its business or the ownership of its property requires such qualification and in which the failure to qualify would materially adversely affect the business, operations or properties of the Borrower and/or its Subsidiaries.

                  (b) The Borrower has the power and authority to execute and deliver this Agreement and perform its obligations hereunder and has taken all necessary and appropriate corporate action to authorize the execution, delivery and performance of this Agreement.

                  (c) The Financing Agreement, as amended by this Agreement, and each of the other Financing Documents remains in full force and effect, and each constitutes the valid and legally binding obligation of the Borrower, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties, and general principles of equity regardless of whether applied in a proceeding in equity or at law.



                  (d) After giving effect to this Agreement, all of the Borrower's representations and warranties contained in the Financing Agreement are true and correct on and as of the date of the Borrower's

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execution of this Agreement, except that the representations and warranties which relate to financial statements which are referred to in Section 4.1.11 of the Financing Agreement, shall also be deemed to cover financial statements furnished from time to time to the Lender pursuant to Section 6.1.1 (Financial Statements) of the Financing Agreement.

                  (e) After giving effect to this Agreement, no Event of Default and no event which, with notice, lapse of time or both would constitute an Event of Default, has occurred and is continuing under the Financing Agreement or the other Financing Documents.

                  (f) No right of setoff, defense, counterclaim, cross-claim or recoupment claim exists in favor of the Borrower in respect of its obligations under the Financing Agreement.

         3. The Borrower acknowledges, consents to and agrees to be bound by the assignment of BofA to Lender of its right, title and interest as "Lender" under the Financing Agreement and in respect of the Obligations, effective as of August 31, 2001, and further agrees, in connection therewith, (a) to attorn to Lender as "Lender" under the Financing Agreement effective as of and from such assignment date, and (b) that Lender shall be released from, and shall have no liability to the Borrower for, any action (or inaction) taken (or omitted) by BofA as "Lender" in respect of Borrower or pursuant to the Financing Agreement prior to such assignment becoming effective.

         4. Section 6.1.15 ("Financial Covenants") shall be amended by adding immediately after the end of existing subsection (a) thereof ("Fixed Charge Coverage Ratio"), as an addition to said subsection (a), the following paragraph, effective retroactive to June 29, 2001:

         Notwithstanding the foregoing, in respect of the fiscal quarter of the Borrower ending on June 30, 2001 (and only for such fiscal quarter), compliance by Borrower with the financial covenant set forth in the aforesaid subsection (a) shall be waived if, but only if, the Borrowing Base, as then most recently reported, exceeds the aggregate principal amount of the Revolving Loan and Outstanding Letter of Credit Obligations on such fiscal quarter end date by at least $1,000,000. In addition to the foregoing, in respect of the fiscal quarter of Borrower ending on September 30, 2001 (and only for such fiscal quarter), notwithstanding anything contained in this Agreement to the contrary, until the date on which Borrower is required to submit a Compliance Certificate with respect to such quarterly period under Section 6.1(c) of this Agreement (the "Report Date"), Borrower may disregard its compliance, or lack thereof, with the financial covenant set forth in subsection (a) above, to the extent that any such non-compliance or the failure to report the same, would constitute a Default, Event of Default or breach of any of Borrower's obligations under this Agreement, including, without limitation for purposes of (i) any Loan Notice, Borrowing Base Report or other written submission of Borrower to Lender, (ii) any requests by Borrower of Lender pursuant to this Agreement, including, without limitation, any requests for the advance of funds or for selection of an interest rate (as contemplated by Section 2.3.2) or otherwise, or (iii) any representation, warranty or covenant contained in the Financing Agreement, PROVIDED, HOWEVER, that Borrower shall be required to comply with such financial covenant on the Report Date.

         5. The Borrower shall pay at the time this Agreement is executed and delivered an amendment fee in the amount of $5,000, which amendment fee is fully earned and non-refundable.





         6. The Borrower shall pay at the time this Agreement is executed and delivered all fees, commissions, costs, charges, taxes and other expenses incurred by the Lender and its counsel in connection


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with this Agreement, including, but not limited to, reasonable fees and expenses of the Lender's counsel, all recording fees, taxes and charges and costs of lien search reports.

7. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and taken together shall constitute but one and the same instrument. The parties agree that their respective signatures may be delivered by facsimile. Any party which chooses to deliver its signature by facsimile agrees to provide a counterpart of this Agreement with its inked signature promptly to each other party.

         IN WITNESS WHEREOF, the Borrower and the Lender have executed this Agreement under seal as of the date and year first written above.



                            UPS CAPITAL CORPORATION

                            By: /s/ Scott J.Mower
                            ----------------------------------------------------
                                 Name:  Scott J. Mower
                                 Title: Managing Director


                            GLASSTECH, INC.

                            By: /s/ Mark D. Christman
                            ---------------------------------------------------
                                 Name:  Mark D. Christman
                                 Title: President and Chief Executive Officer

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